UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

February 3, 2015

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 West Jackson Boulevard

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 3, 2015, Enova International, Inc. held a public telephone call to discuss its financial results for the three and twelve months ended December 31, 2014. The transcript of the conference call and certain supplemental financial information provided during the conference call are furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Transcript of earnings release conference call on February 3, 2015
99.2	Supplemental financial information for the three and twelve months ended February 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: February 6, 2015	By:	/s/ Lisa M. Young
Lisa M. Young
Vice President—General Counsel &
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of earnings release conference call on February 3, 2015

99.2	Supplemental financial information for the three and twelve months ended February 3, 2015